SUPPLEMENT TO THE APRIL 30, 2021 PROSPECTUS

OF FIDELITY PERSONAL RETIREMENT ANNUITY®

ISSUED BY FIDELITY INVESTMENTS LIFE INSURANCE COMPANY (“FILI”)

Effective August 6, 2021, the fourth sentence under “Premium Taxes” within the “CHARGES” section is replaced with the following:

Currently, only Colorado, Maine, South Dakota and Wyoming require us to pay a premium tax before the Annuity Date.

FPRA-21-01
1.9903969.100	August 6, 2021